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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2006



                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

               MICHIGAN                  000-30973           38-3516922

      (State or other jurisdiction      (Commission        (IRS Employer
             of incorporation)          File Number)    Identification No.)

          102 EAST FRONT STREET, MONROE, MICHIGAN              48161

          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431





         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 12, 2006, Registrant issued a press release announcing its results of operations and financial condition for and as of, respectively, the three month and one year periods ended December 31, 2005, unaudited. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

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
EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION

99 Press Release dated January 12, 2006 announcing Registrant's results of operations and financial condition for and as of the quarter and year ended December 31, 2005.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                          MBT FINANCIAL CORP.


  Date: January 12, 2006            By:   /s/ H. Douglas Chaffin
                                          ---------------------------
                                          H. Douglas Chaffin
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION

99                         Press Release dated January 12, 2006 announcing
                           Registrant's results of operations and financial condition for and as of the quarter and year ended
                           December 31, 2005.
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